ING USA Annuity and Life Insurance Company

Separate Account B of ING USA Annuity and Life Insurance Company

PROSPECTUS SUPPLEMENT

Dated November 14, 2005

Supplement to the Prospectuses

Dated November 14, 2004

for

Deferred Combination Variable and Fixed Annuity Contracts

issued by

ING USA Annuity and Life Insurance Company

(“GoldenSelect Access”, and “GoldenSelect Landmark” Prospectuses)

The information in this supplement updates and amends certain information contained in the above-referenced prospectuses. You should read and keep this supplement along with the prospectus.

For the purposes of Contracts offered through registered representatives of Merrill Lynch, Pierce, Fenner & Smith Incorporated, the following provisions apply:

1.	The maximum issue age is 75.
2.	The annuity start date may not be later than the annuitant’s age 95.
3.	The earnings multiplier benefit is available in connection with non-qualified plans only.

ING USA Annuity and Life Insurance Company

ING USA Annuity and Life Insurance Company is a stock company domiciled in Iowa.

MerrillLynch - 138237	11/14/05